CHOU AMERICA MUTUAL FUNDS
Chou Opportunity Fund (CHOEX)
Chou Income Fund (CHOIX)

Supplement dated July 2, 2019 to the Prospectus dated May 1, 2019, as supplemented

This Supplement supersedes and replaces in its entirety the Supplement dated July 1, 2019 to the Prospectus dated May 1, 2019.

Background: Fund Liquidation, Rescission of In-Kind Redemption to Affiliate, and Continued Ability of Shareholders to Redeem for Cash Prior to the Liquidation Date

On June 28, 2019, the Board of Trustees (“Board”) of Chou America Mutual Funds (the “Trust”):

1) approved an Amended and Restated Plan of Liquidation and Dissolution (the “Amended Plan”) for the Chou Opportunity Fund and the Chou Income Fund (the “Funds”), in order to amend and restate in its entirety the Plan of Liquidation and Dissolution originally adopted by the Board at its June 5, 2019 meeting (the “Original Plan”); and

2) rescinded the proposed redemption-in-kind of the 1.75 Lien Term Loans (the “Exco Loans”) of Exco Resources, Inc. (“Exco”), by a company that owns shares of each Fund and that is owned and controlled by Francis Chou, the Portfolio Manager to the Funds and the chief executive officer of the Adviser (such company, the “Chou Affiliated Shareholder”).

In anticipation of their liquidation, the Funds stopped accepting purchases on June 5, 2019.  The Funds are in the process of winding up and are no longer pursuing their respective investment objectives and strategies.  Reinvestment of dividends on existing shares in accounts which have selected that option will continue until the liquidation.

Shareholders will be permitted to redeem from the Funds prior to the Liquidation Date (as hereinafter defined), according to the ordinary procedures for redemptions from the Funds described in this Prospectus.  Mr. Chou intends for the Chou Affiliated Shareholder to retain its shares in each Fund until the liquidation is completed, so each Fund expects to have sufficient cash to pay any redemptions by the other shareholders.

The Exco Reorganization and Risks to Shareholders

As previously disclosed, Exco is involved in an insolvency proceeding in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) and each Fund has determined that the Exco Loans constitute illiquid investments.  On June 18, 2019, the Bankruptcy Court approved a Plan of Reorganization of Exco Resources, Inc. that, when implemented, will result in cancellation of the Exco Loans in return for newly-issued common stock of Exco (the “New Exco Shares,” and together with the Exco Loans, the “Exco Investments”).  According to the Disclosure Statement for the Plan of Reorganization, New Exco Shares will not be listed on or traded on any nationally recognized market or exchange and there can be no assurance that an active trading market for the New Exco Shares will develop.  In the absence of a trading market for the New Exco Shares, the Funds’ expect that they will need to continue to calculate their net asset value per share (“NAV”) based on the Board’s good faith determination of the fair value of the New Exco Shares.

As of July 1, 2019, the Exco Loans represented approximately 23.88% of the net assets of CHOEX with the remaining portfolio assets represented by cash.  As such, any changes in the NAV of CHOEX will derive almost entirely from changes in the value of the Exco Investments.

As of July 1, 2019, the Exco Loans represented approximately 11.78% of the net assets of CHOIX. CHOIX expects to complete the liquidation of its other portfolio holdings shortly, after which time any changes in its NAV will derive almost entirely from changes in the value of the Exco Investments.

The Funds anticipate that they may have difficulty reducing their holdings of the Exco Investments prior to the Liquidation Date (a) in the absence of a market for the Exco Investments and (b) due to the rescission of the redemption in kind by the Chou Affiliated Shareholder.

As redemptions from the Funds continue to occur prior to the Liquidation Date, the Exco Investments will represent an increasing proportion of the Funds’ net assets.  Consequently, if redemptions continue, any changes in the value of the Exco Investments will have an increasing effect on the Funds’ respective NAVs and total performance.

The Amended and Restated Plan of Liquidation

Under the Amended Plan, the Liquidation Date will be the first day on or after July 31, 2019, on which the Funds can reasonably transfer such shares to any remaining Shareholders following the receipt by the Funds of the New Exco Shares.

Unlike the Original Plan, the Amended Plan will require Shareholders to receive their liquidating distributions in the form of a pro rata interest in (1) the New Exco Shares and (2) the cash remaining in the applicable Fund.  However, if there are any restrictions on the transferability or ownership of the New Exco Shares that would prohibit a distribution of those shares to a Shareholder or make it impracticable, the Shareholder will, without election, receive the cash equivalent of the value of such shares.

You should consult with your own adviser or attorney to discuss whether any such restrictions may apply to you, and whether any tax or other considerations may apply to your receipt of the New Exco Shares upon the liquidation of the Funds.

The New Exco Shares could be subject to market and other risks, and Shareholders that receive the New Exco Shares could incur increased transaction fees and other costs, including brokerage costs, upon any eventual sale or other transfer of those shares.  As noted above, there can be no assurance that an active trading market for the New Exco Shares will develop.  Shareholders can find more information regarding Exco and its plan of reorganization at the following website:

https://dm.epiq11.com/case/EXCO/info

After the Funds receive information regarding the number and form of the New Exco Shares they will receive and have completed arrangements for the distribution of the shares, they will distribute to Shareholders instructions for providing directions for the delivery of their pro rata interest in the New Exco Shares. The instructions will also specify the date by which such directions must be provided and the expected Liquidation Date.

Any Shareholder who does not wish to receive the New Exco Shares must redeem its shares in the Funds prior to the Liquidation Date.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.
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For more information, please contact a Fund customer service representative toll free at
(877) 682-6352.

PLEASE RETAIN FOR FUTURE REFERENCE.